UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): July 3, 2007


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                       (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition
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     On July 3, 2007,  Ashland Inc.  ("Ashland")  provided an update to its fiscal third quarter outlook.

     Ashland plans to report preliminary results for its fiscal third quarter on July 25, 2007 and follow with a conference call and webcast at 8:30 a.m., EDT.

     Ashland earnings expectations and related matters are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference into this Item 2.02.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

   (d)      Exhibits

   99.1     Press Release dated July 3, 2007.



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                                 SIGNATURES
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     Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
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                                                (Registrant)


July 3, 2007                     /s/ J. Marvin Quin
                                -------------------------------------------
                                 J. Marvin Quin
                                 Senior Vice President
                                 and Chief Financial Officer


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                               EXHIBIT INDEX
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99.1   Press Release dated July 3, 2007.




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